COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

VEL II ACCOUNT

Supplement dated July 9, 2010 to the

Prospectus dated April 30, 2010 (the “Prospectus”)

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On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors.  GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”) or Epoch Securities, Inc. (“Epoch”) nor any separate accounts of Commonwealth Annuity (the “Separate Accounts”) have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of Commonwealth Annuity or Epoch.

In the view of Commonwealth Annuity and Epoch, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of Commonwealth Annuity and Epoch or their affiliates to provide services to the Separate Accounts.  Due to a provision in the law governing the operation of registered investment companies, the resolution of the SEC action could, under certain circumstances, result in a situation in which Commonwealth Annuity and Epoch would be ineligible to serve in their capacities as depositor and principal underwriter, respectively,  for the Separate Accounts absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

This Supplement should be retained with your Prospectus for future reference.

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